GOING CONCERN AND MANAGEMENT PLANS	12 Months Ended
Dec. 31, 2014
Liquidity And Financial Condition [Abstract]
Going Concern and Management Plans

Note 2. GOING CONCERN AND MANAGEMENT PLANS

The Company’s financialstatements for the year ended December 31, 2014 indicate there is substantial doubt about its ability to continue as a going concernas the Company requires additional equity and/or debt financing to continue its operations. The Company must ultimately generatesufficient cash flow to met its obligations on a timely basis, attain profitability in its business operations, and be able tofund its long term business development and growth plans. The Company’s business will require significant amounts of capitalto sustain operations and make the investments it needs to execute its longer-term business plan. The Company’s liquidityand capital resources have decreased as a result of the net loss of $13,852,249 that it incurred during the year ended December31, 2014. At December 31, 2014, the Company’s accumulated deficit amounted to $15,231,903. At December 31, 2014, the Companyhad working capital of $127,874 compared to $11,657,615 at December 31, 2013, a decrease of $11,529,741. As described in Note 12(Subsequent Events), on March 4, 2015, the Company and institutional and individual accredited investors entered in a securitiespurchase agreement pursuant to which the Company issued and sold, in a $3.5 million private placement ($2.9 million in net proceeds),3,432,314 shares of common stock and warrants to purchase up to 2,735,132 shares of the Company’s common stock. The Companywill use the net proceeds from the private placement for working capital. In addition, the Merger with Vaporin also provides anadditional financing transaction to occur subsequent to the closing of the Merger for up to $25 million in exchange for commonstock and warrants of the Company subject to the Company complying with certain financial covenants and performance-based metricsstill to be negotiated.

The accompanying consolidatedfinancial statements have been prepared in conformity with accounting principles generally accepted in the United States of America(“GAAP”), which contemplate continuation of the Company as a going concern and realization of assets and satisfactionof liabilities in the normal course of business. The carrying amounts of assets and liabilities presented in the financial statementsdo not necessarily purport to represent realizable or settlement values. The consolidated financial statements do not include anyadjustments that might result from the outcome of this uncertainty.

The Company’s existingliquidity is not sufficient to fund its operations, anticipated capital expenditures, working capital and other financing requirementsfor the foreseeable future. We believe we will need to raise additional debt or equity financing to maintain and expand the business.Any equity financing or the issuance of equity equivalents including convertible debt could be dilutive to our shareholders. Ifeither such additional capital is not available on terms acceptable to the Company or at all then the Company may need to curtailits operations and/or take additional measures to conserve and manage its liquidity and capital resources, any of which wouldhave a material adverse effect on our business, results of operations and financial condition.